UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 14, 2011

FREDERICK’S OF HOLLYWOOD GROUP INC.
(Exact Name of Registrant as Specified in Charter)

New York	1-5893	13-5651322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6255 Sunset Boulevard, Hollywood, CA		90028
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:       (323) 466-5151

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The following information, including the exhibits hereto, is being furnished, and shall not be deemed “filed,” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 2.02 — Results of Operations and Financial Condition

On March 14, 2011, Frederick’s of Hollywood Group Inc. (“Company”) issued a press release discussing its financial results for the three and six months ended January 29, 2011.  The press release is included as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 8.01 — Other Events.

On March 15, 2011, the Company issued a press release announcing that it has entered into an exclusive, multi-year licensing agreement with Emirates Associated Business Group to build and operate Frederick’s of Hollywood retail stores in the Middle East.  A copy of the press release is included as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01. — Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Press release, dated March 14, 2011, announcing January 29, 2011 financial results.

99.2	Press release, dated March 15, 2011, announcing licensing agreement with Emirates Associated Business Group.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2011	FREDERICK’S OF HOLLYWOOD GROUP INC.

	By:	/s/ Thomas Rende
Thomas Rende Chief Financial Officer (Principal Financial and Accounting Officer)